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                                                                      Exhibit 21
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                                  SUBSIDIARIES
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                                                                                                              STATE OF
NAME OF ENTITY                                                           OWNERSHIP                            FORMATION
--------------                                                           ---------                            ---------
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Hersha Hospitality Trust                                                     NA                                  MD
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Hersha Hospitality Limited Partnership ("HHLP")                              NA                                  VA
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Hersha Hospitality, LLC ("HH LLC")                                      100% BY HHLP                             VA
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Hersha Hospitality Limited Liability Company - Carlisle                 100% BY HHLP                             DE
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Hersha Hospitality Limited Liability Company - Danville                 100% BY HHLP                             DE
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Hersha Hospitality Limited Liability Company - Duluth I                 100% BY HHLP                             DE
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Hersha Hospitality Limited Liability Company - Duluth II                100% BY HHLP                             DE
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Hersha Hospitality Limited Liability Company - Hershey                  100% BY HHLP                             DE
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Hersha Hospitality Limited Liability Company - New                      100% BY HHLP                             DE
Columbia
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Hersha Hospitality Limited Liability Company - New                      100% BY HHLP                             DE
Cumberland,
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Hersha Hospitality Limited Liability Company - Newnan                   100% BY HHLP                             DE
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Hersha Hospitality Limited Liability Company -                          100% BY HHLP                             DE
Peachtree
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Hersha Hospitality Limited Liability Company -                          100% BY HHLP                             DE
Selinsgrove
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Hersha Hospitality Limited Liability Company - West                     100% BY HHLP                             DE
Hanover,
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HHLP Valley Forge Associates                                            99% BY HHLP                              PA
                                                                        1% BY HH LLC
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944 Associates                                                          99% BY HHLP                              PA
                                                         1% by Hersha Hospitality Limited Liability
                                                                      Company-Carlisle
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1244 Associates                                                         99% by HHLP                              PA
                                                         1% by Hersha Hospitality Limited Liability
                                                                   Company-New Cumberland
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2144 Associates - Hershey                                               99% by HHLP                              PA
                                                         1% by Hersha Hospitality Limited Liability
                                                                      Company-Hershey
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2144 Associates - New Columbia                                          99% by HHLP                              PA
                                                         1% by Hersha Hospitality Limited Liability
                                                                    Company-New Columbia
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2144 Associates - Selinsgrove                                           99% by HHLP                              PA
                                                         1% by Hersha Hospitality Limited Liability
                                                                    Company-Selinsgrove
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

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
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2444 Associates                                                         99% by HHLP                              PA
                                                         1% by Hersha Hospitality Limited Liability
                                                                    Company-West Hanover
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2844 Associates                                                         99% by HHLP                              PA
                                                                        1% by HH LLC
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3044 Associates                                                       99% by HHLP and                            PA
                                                                        1% by HH LLC
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3144 Associates                                                         99% by HHLP                              PA
                                                                        1% by HH LLC
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3544 Associates                                                         99% by HHLP                              PA
                                                                        1% by HH LLC
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5644 Duluth I Associates                                                99% by HHLP                              PA
                                                         1% by Hersha Hospitality Limited Liability
                                                                      Company-Duluth I
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5744 Duluth II Associates                                               99% by HHLP                              PA
                                                         1% by Hersha Hospitality Limited Liability
                                                                     Company-Duluth II
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5844 Newnan Associates                                                  99% by HHLP                              PA
                                                         1% by Hersha Hospitality Limited Liability
                                                                       Company-Newnan
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5944 Peachtree Associates                                               99% by HHLP                              PA
                                                         1% by Hersha Hospitality Limited Liability
                                                                     Company-Peachtree
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5544 JFK III Associates                                                 99% by HHLP                              PA
                                                                        1% by HH LLC
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Metro Two Hotel, LLC                                                    100% by HHLP                             FL
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HT/CNL Metro Hotels, LP                                                33.33% by HHLP                            DE
                                                           66.67% by CNL Hospitality Partners, LP
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Chelsea Grand East, LLC                                      100% by HT / CNL Metro Hotels, LP                   NY
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44 New England Management Company                                       100% by HHLP                             DE
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HHM Leasehold Interests, Inc.                             99% by Hersha Hospitality Management LP                DE
                                                                         1% by HHLP
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Hersha CNL TRS, Inc.                                         100% by HT / CNL Metro Hotels, LP                   DE
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